                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio of Investments.........................  5
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18

VMT SAR 2/97

                             LETTER TO SHAREHOLDERS



February 10, 1997

Dear Shareholder,

    Bond prices appreciated during
the second half of 1996, recovering
much of the ground they had lost in
the first six months of the year.                        [PHOTO]
Slower economic growth and moderate
inflation eased fears that the
Federal Reserve Board would raise
interest rates. Specifically,
economic growth (real gross domestic      DENNIS J. MCDONNELL AND DON G. POWELL
product, adjusted for inflation)
slowed to 2.0 percent in the third
quarter, significantly lower than the 4.7 percent recorded in the second quarter. Employment costs fell, and the Fed refrained from tightening credit. By year end, the yield on the 30-year Treasury bond retreated from above 7.0 percent in July and September to approximately 6.6 percent. A strong dollar encouraged heavy buying of U.S. Treasuries by foreign investors, which also supported the market.
    During much of the second half of the year, municipal bonds outperformed Treasuries, due to supply-and-demand fundamentals. According to early estimates, the net outstanding issues of municipal bonds (new issues minus maturities and calls), increased by less than $13 billion in 1996. This increase helped to maintain good value in tax-exempt investments. Also, concerns over tax reform abated, which strengthened the demand for municipal securities.

PORTFOLIO STRATEGY

    We maintained a relatively conservative strategy for the Municipal Income Trust during the period. In terms of credit quality, nearly 39 percent of the Fund's long-term assets are AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. AAA-rated securities involve very little credit risk and are highly liquid. They typically have responded quickly to interest rate changes and perform better in a declining rate environment. Approximately 26 percent of assets are BBB-rated. A combination of high quality holdings and lower-rated holdings helps balance the portfolio's volatility to interest rate movements.
    The current duration of the Trust's portfolio is fairly short at 6.46 years compared to the Lehman Brothers Municipal Bond Index duration of 7.64 years. Duration, which is expressed in years, is a measure of a bond's price sensitivity to changes in interest rates. The longer the Trust's duration, the greater the effect of changes in interest rate movements on the Trust's net asset value. A portfolio with a shorter duration will normally perform better when interest rates are rising, while a portfolio with a longer duration will perform better in declining rate environments.
    The Trust has a well-diversified mix of high-coupon securities currently priced at premiums (above par). This is common in many seasoned closed-end funds. Most long-term

                                                           Continued on page two
municipal bonds are issued with ten-year call protection. Municipal Income Trust was introduced to the market in 1988 and continues to hold a portion of the "core" position that was acquired at attractive yields that year. This portion of the portfolio is now subject to calls, which presents a risk that the bond issuer might redeem its securities in the near future, forcing the Trust to reinvest those proceeds in lower yielding securities available in the market at the time the securities are called. We seek to manage this risk by ensuring that only a small percentage of the Trust's assets are callable in any year. In 1997, only 3 percent of the Trust's assets are callable, while 10 percent are callable in 1998. Another strategy we use is to exchange these holdings (some of which are AAA-rated) before they are called for lower-rated securities to seek to maintain or enhance the yield.
    A percentage of holdings in the Trust are discount bonds, which are securities with prices below par. A mixture of premium and discount securities have helped minimize volatility in the Trust, as discount securities have tended to perform better in declining rate environments, and premiums have usually outperformed in rising rate environments.
    The Trust's largest industry exposures are in the health care, single family housing and general purpose sectors. Our credit research team has significant expertise in these industries, and provides significant added value in security selection, as these sectors provide some of the most attractive yields in the tax-exempt markets.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of December 31, 1996

AAA............ 38.5%
AA............. 12.0%
A.............. 13.1%
BBB............ 26.2%
BB.............  5.7%
B..............  0.2%
Non-Rated......  4.3%

   as of June 30, 1996

AAA............ 36.9%
AA.............  9.4%
A.............. 18.1%
BBB............ 25.0%
BB.............  5.9%
B..............  0.2%
Non-Rated......  4.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as the Van Kampen American Capital Municipal Income Trust, currently offer higher after-tax yields than taxable income alternatives. For the six-month period ended December 31, 1996, the Trust generated a total return based on market price of 8.92 percent(1). This performance reflects an increase in market price per common share on the American Stock Exchange from $9.875 on June 30, 1996 to $10.375 on December 31, 1996, plus reinvestment of all dividends. Based upon the closing common stock price on December 31, 1996, the Trust generated a tax-exempt distribution rate of 6.94 percent(3). For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.84 percent(4) on a taxable investment.

                                                         Continued on page three

OUTLOOK

    We believe that the economy will grow at a modest pace this year, near 2.5 percent, although there could be periods of greater strength. While these growth spurts may be accompanied by short-term market fluctuation, we do not believe they will be strong enough to reignite inflation. Price pressures are well-contained and should remain so.
    Relatively stable interest rates would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term securities. Depending on the difference between long- and short-term market rates, this structure provides opportunities for additional earnings. The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a rise in short-term rates would have an unfavorable effect on the dividend paying ability of the common shares and could also negatively impact the share price.
    The bond market should find continued support from the results of the November national elections--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, and therefore keep the budget deficit under control. This split government should also help minimize the chances of major tax reform, which would likely affect the municipal bond market. The stock market is another factor that will influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase.

CORPORATE NEWS

    As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capability and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1).............    8.92%
Six-month total return based on NAV(2)......................    6.23%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)..........    6.94%
Taxable-equivalent distribution rate as a % of closing stock
  price(4)..................................................   10.84%

 SHARE VALUATIONS

Net asset value.............................................  $ 10.00
Closing common stock price..................................  $10.375
Six-month high common stock price (08/13/96)................  $10.625
Six-month low common stock price (07/25/96).................  $ 9.750
Preferred share (Series A) rate(5)..........................   3.510%
Preferred share (Series B) rate(5)..........................   3.433%
Preferred share (series C) rate(5)..........................   3.619%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  0.7%
$ 3,000   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co (b)..........................   6.450%   12/01/23  $  3,009,930
                                                                                ------------
          ALASKA  1.2%
 10,000   Alaska St Hsg Fin Corp Cap Apprec Mtg Ser A
          (MBIA Insd).....................................       *    12/01/27     1,422,800
    315   Alaska St Hsg Fin Corp Rfdg.....................   7.800    12/01/30       320,497
  3,500   North Slope Borough, AK Ser B (FSA Insd) (c)....   6.100    06/30/99     3,661,770
                                                                                ------------
                                                                                   5,405,067
                                                                                ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp Rfdg.......   8.375    07/01/11     1,080,210
                                                                                ------------
          CALIFORNIA  6.5%
 11,150   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D...............................................       *    08/01/20     1,815,555
  2,335   California St Dept Wtr Res Cent Vly Proj Rev....   5.500    12/01/21     2,296,005
  5,000   California St Pub Wks Lease CA St Univ Proj Ser
          A Rfdg (AMBAC Insd).............................   5.375    10/01/17     4,901,550
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd).....................................       *    09/01/17     1,500,400
  2,690   Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev
          Multi-Cap Fac Proj IV (MBIA Insd)...............   5.250    12/01/16     2,582,373
  5,215   Los Angeles, CA Dept Wtr & Pwr Elec Rev (MBIA
          Insd)...........................................   5.300    02/15/25     4,969,582
  5,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)...............................   5.125    12/01/23     4,497,800
  6,075   Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)
          (c).............................................   6.000    06/01/09     6,552,738
                                                                                ------------
                                                                                  29,116,003
                                                                                ------------
          COLORADO  10.8%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B................................   6.950    08/31/20     1,103,250
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B................................   7.000    08/31/26     1,657,755
 19,405   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C................................       *    08/31/26     2,348,975
  2,000   Denver, CO City & Cnty Arpt Rev Ser A...........   8.500    11/15/07     2,279,180
 12,400   Denver, CO City & Cnty Arpt Rev Ser A...........   8.250    11/15/12    14,093,592
  5,600   Denver, CO City & Cnty Arpt Rev Ser A (c).......   8.500    11/15/23     6,394,528
  6,000   Denver, CO City & Cnty Arpt Rev Ser A...........   8.750    11/15/23     7,083,240
  6,000   Denver, CO City & Cnty Sch Dist No 1 Ser A
          Rfdg............................................   5.125    12/01/12     5,821,920

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 2,000   Douglas Cnty, CO Sch Dist No 1 Rev Douglas &
          Elbert Cntys Impt Ser A (Prerefunded @ 12/15/04)
          (MBIA Insd).....................................   6.400%   12/15/11  $  2,246,480
  3,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg.............................   7.500    12/01/11     3,304,020
  1,850   Montrose Cnty, CO Ctfs Partn....................   6.350    06/15/06     1,919,690
                                                                                ------------
                                                                                  48,252,630
                                                                                ------------
          CONNECTICUT  1.1%
  5,150   Connecticut St Hsg Fin Auth Hsg Mtg Fin Pgm
          Subser F2 (b)...................................   6.000    11/15/27     5,106,637
                                                                                ------------
          DISTRICT OF COLUMBIA  1.9%
  1,000   District of Columbia Ctfs Partn.................   6.875    01/01/03     1,025,860
  2,775   District of Columbia Hosp Rev Medlantic Hlthcare
          Ser A Rfdg (MBIA Insd)..........................   5.250    08/15/12     2,697,050
  4,500   District of Columbia Ser A (Prerefunded @
          06/01/97) (AMBAC Insd) (c)......................   8.000    06/01/07     4,648,005
                                                                                ------------
                                                                                   8,307,915
                                                                                ------------
          FLORIDA  5.0%
  3,150   Broward Cnty, FL Tourist Dev Tax Spl Rev
          Convention Cent Proj (Prerefunded @ 10/01/98)
          (FGIC Insd).....................................   7.750    10/01/13     3,412,111
  5,000   Dunes, FL Cmnty Dev Dist Rev Wtr & Swr Proj
          (Prerefunded @ 10/01/98)........................   8.250    10/01/18     5,456,550
  4,660   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)........................       *    06/01/15     1,399,911
  1,000   Florida St Muni Pwr Agy Rev All Requirements Pwr
          Supply Proj (AMBAC Insd)........................   5.100    10/01/25       925,520
  5,685   Palm Beach Cnty, FL Hlth Fac Auth Rev JFK Med
          Cent Inc Proj Ser 1988 Rfdg (Prerefunded @
          12/01/98).......................................   8.875    12/01/18     6,270,214
  1,675   Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth
          Sys Rev Sun Coast Hosp Ser A (Prerefunded @
          03/01/00).......................................   8.500    03/01/20     1,909,148
  3,000   Santa Rosa Bay Bridge Auth FL...................   6.250    07/01/28     2,969,430
                                                                                ------------
                                                                                  22,342,884
                                                                                ------------
          GEORGIA  3.0%
  7,000   Fulton Cnty, GA Lease Rev Ctfs Partn............   7.250    06/15/10     7,999,390
  2,300   Georgia Muni Elec Auth Pwr Rev Ser O............   8.125    01/01/17     2,436,666
  2,635   Muni Elec Auth GA Spl Oblig 1st Crossover (MBIA
          Insd)...........................................   6.500    01/01/20     2,989,645
                                                                                ------------
                                                                                  13,425,701
                                                                                ------------
          IDAHO  1.1%
  4,390   Boise, ID Urban Renewal Agy Pkg Rev Ser A.......   8.125    09/01/15     4,684,218
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          ILLINOIS  11.5%
$ 2,500   Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent
          Proj (Prerefunded @ 09/01/99)...................   8.375%   09/01/14  $  2,767,350
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd).............   5.125    01/01/15       950,370
 14,550   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A..........................   8.850    05/01/18    16,366,713
  2,750   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84B..........................   8.850    05/01/18     3,128,592
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)...........................................       *    01/01/07     2,895,539
  2,910   Cook Cnty, IL Cmnty Cons Sch Cap Apprec Ser A
          Rfdg (MBIA Insd)................................       *    12/01/15       990,331
  2,000   Illinois Edl Fac Auth Rev Lewis Univ (b)........   6.125    10/01/26     1,970,160
  1,575   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
          D...............................................   9.500    11/15/15     1,795,752
  1,275   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
          D (Prerefunded @ 11/15/00)......................   9.500    11/15/15     1,522,592
    625   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
          E...............................................   9.500    11/15/19       712,600
  1,310   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
          E (Prerefunded @ 11/15/00)......................   9.500    11/15/19     1,564,389
  1,000   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
          Proj A (Prerefunded @ 08/01/00).................   7.650    08/01/20     1,116,460
  3,205   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg............................................   6.000    11/15/23     3,208,013
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Prerefunded @ 08/15/01)........................   8.000    08/15/21     2,311,140
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser B
          (Prerefunded @ 08/15/99)........................   7.875    08/15/19     2,202,220
 45,775   Illinois Hsg Dev Auth Multi-Family Hsg Ser A....       *    07/01/27     4,479,084
  1,745   Illinois Hsg Dev Auth Multi-Family Hsg Ser C....   7.400    07/01/23     1,837,555
  1,250   Sangamon Cnty, IL Ctfs Partn....................  10.000    12/01/06     1,723,788
                                                                                ------------
                                                                                  51,542,648
                                                                                ------------
          INDIANA  0.8%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew
          Cnty Hosp Proj (Prerefunded @ 08/15/00) (FSA
          Insd)...........................................   7.750    08/15/20     1,548,634
  1,650   Indiana St Edl Fac Auth Rev Univ Evansville Proj
          (Prerefunded @ 11/01/00)........................   8.125    11/01/10     1,887,567
                                                                                ------------
                                                                                   3,436,201
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          LOUISIANA  1.9%
$ 1,698   Lafayette, LA Pub Fin Auth Single Family Mtg Rev
          Ser A Rfdg......................................   8.500%   11/15/12  $  1,819,446
  5,027   Louisiana Pub Fac Auth Rev Multi-Family Hsg
          Pontchartn Arpts Ser B (GNMA Collateralized)....   8.375    07/20/23     5,367,642
  1,250   New Orleans, LA Hsg Dev Corp Multi-Family Rev
          Hsg Southwood Patio Ser A (FNMA
          Collateralized).................................   7.700    02/01/22     1,335,912
                                                                                ------------
                                                                                   8,523,000
                                                                                ------------
          MAINE  0.2%
    840   Maine St Hsg Auth Ser C.........................   8.300    11/15/20       878,329
                                                                                ------------
          MARYLAND  0.5%
  4,650   Baltimore, MD Cap Apprec Cons Pub Impt Ser A
          Rfdg (FGIC Insd)................................       *    10/15/09     2,359,410
                                                                                ------------
          MASSACHUSETTS  0.7%
  2,695   Massachusetts St Hlth & Edl Fac Auth Rev
          Farmingham Union Hosp Ser B (Prerefunded @
          07/01/00).......................................   8.500    07/01/10     3,066,964
                                                                                ------------
          MICHIGAN  2.4%
  4,450   Michigan St Hosp Fin Auth Rev Hosp Battle Creek
          Hosp Ser G Rfdg.................................   9.500    11/15/15     5,280,815
  2,000   Michigan St Hosp Fin Auth Rev Hosp Bay Med Cent
          Ser A Rfdg......................................   8.250    07/01/12     2,158,240
  2,300   Muskegon, MI Hosp Fin Auth Hosp Rev Hackley Hosp
          Ser A Rfdg......................................   8.000    02/01/08     2,416,702
  1,000   Whitmore Lake Michigan Pub Sch Dist (FGIC
          Insd)...........................................   5.100    05/01/26       933,060
                                                                                ------------
                                                                                  10,788,817
                                                                                ------------
          MINNESOTA  1.6%
  5,000   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Saint Mary's Proj (Prerefunded
          @ 02/15/00).....................................   8.375    02/15/20     5,669,450
  6,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A (MBIA Insd)...................................       *    01/01/22     1,468,500
                                                                                ------------
                                                                                   7,137,950
                                                                                ------------
          MISSISSIPPI  0.3%
  1,500   Mississippi Hosp Equip & Fac MS Baptist Med Cent
          Rfdg (MBIA Insd)................................   6.000    05/01/13     1,555,995
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MISSOURI  1.1%
$ 3,000   Missouri St Hsg Dev Cmnty Mtg Rev Ser B Rfdg
          (FHA Gtd).......................................   7.000%   09/01/10  $  3,179,580
  1,500   Phelps Cnty, MO Hosp Rev Phelps Cnty Regl Med
          Cent (Prerefunded @ 03/01/00)...................   8.300    03/01/20     1,701,090
                                                                                ------------
                                                                                   4,880,670
                                                                                ------------
          NEBRASKA  1.7%
  7,035   Nebraska Invt Fin Single Family Mtg Rev Pgm B
          (Inverse Fltg) (GNMA Collateralized)............  11.267    03/15/22     7,756,087
                                                                                ------------
          NEVADA  1.7%
  5,000   Nevada Hsg Div Single Family Mtg Ser E..........   6.200    10/01/28     5,011,800
  2,585   Nevada Hsg Div Single Family Pgm Ser B..........   8.375    10/01/20     2,725,546
                                                                                ------------
                                                                                   7,737,346
                                                                                ------------
          NEW YORK  13.6%
  2,250   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C (Prerefunded @ 06/15/01)..............   7.750    06/15/20     2,582,168
  7,000   New York City Ser A Rfdg........................   7.000    08/01/04     7,702,660
  4,500   New York City Ser B (AMBAC Insd)................   7.250    08/15/07     5,261,355
  3,800   New York City Ser C.............................   7.000    08/15/08     4,035,106
  5,000   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd)......................   5.400    01/01/18     4,941,250
  8,625   New York St Dorm Auth Rev City Univ Ser F.......   5.500    07/01/12     8,337,097
  5,000   New York St Dorm Auth Rev City Univ Ser F.......   5.000    07/01/20     4,337,650
  4,615   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg............................................   7.000    05/15/16     4,946,911
  1,105   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A..................................   7.750    08/15/11     1,241,700
      5   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A (Prerefunded @ 02/15/01).........   7.750    08/15/11         5,709
  2,530   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (MBIA Insd)........   5.375    02/15/25     2,406,764
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg............................................   6.200    10/01/26     2,548,400
  2,520   New York St Twy Auth Genl Rev Spl Oblig
          Crossover Ser A.................................       *    01/01/97     2,520,000
  5,000   New York St Twy Auth Svc Contract Rev Loc Hwy &
          Brdg............................................   5.750    04/01/08     5,053,150
  2,200   New York St Urban Dev Corp Rev Correctional Fac
          Ser D (Prerefunded @ 01/01/98) (AMBAC Insd).....   7.750    01/01/13     2,331,208
  2,635   New York St Urban Dev Corp Rev Youth Fac........   5.875    04/01/08     2,680,796
                                                                                ------------
                                                                                  60,931,924
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NORTH CAROLINA  5.7%
$ 7,000   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser B Rfdg (Embedded Cap).......................   6.000%   01/01/14  $  6,890,170
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (Embedded Cap) (MBIA Insd)..................   6.000    01/01/12    16,117,500
  2,555   University NC Chapel Hill Univ NC Hosp Rev......   5.000    02/15/29     2,301,288
                                                                                ------------
                                                                                  25,308,958
                                                                                ------------
          NORTH DAKOTA  0.3%
  1,190   North Dakota St Hsg Fin Agy Single Family Mtg
          Rev Ser A.......................................   8.375    07/01/21     1,255,307
                                                                                ------------
          OHIO  1.1%
  3,900   Mason, OH Hlthcare Fac MCV Hlthcare Fac.........   7.625    02/01/40     4,040,790
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd)..............   6.375    04/01/29     1,067,190
                                                                                ------------
                                                                                   5,107,980
                                                                                ------------
          OKLAHOMA  0.3%
  1,250   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
          (Prerefunded @ 06/01/03)........................   7.200    06/01/17     1,441,150
                                                                                ------------
          OREGON  0.6%
  2,500   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B...........................   6.875    07/01/28     2,662,750
                                                                                ------------
          PENNSYLVANIA  8.0%
  6,000   Delaware Cnty, PA Indl Dev Auth Rev Res Recovery
          Proj Ser A Rfdg.................................   8.100    12/01/13     6,283,980
  1,750   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd)..............   8.000    05/15/18     1,858,010
 10,000   Geisinger Auth PA Hlth Sys Ser A................   6.400    07/01/22    10,357,800
  1,400   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B.............................................   6.250    10/01/24     1,419,026
  5,000   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd)...........................................  10.990    03/01/20     5,831,250
  1,100   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99).......   8.375    03/01/11     1,215,720
  1,750   Philadelphia, PA Sch Dist Cap Apprec Ser A Rfdg
          (AMBAC Insd)....................................       *    07/01/01     1,428,630
  2,000   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
          1993 A..........................................   6.000    12/01/13     1,953,620
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser C (AMBAC Insd)......................   7.700    12/01/15     5,168,349
                                                                                ------------
                                                                                  35,516,385
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          RHODE ISLAND  0.3%
$ 1,000   Providence, RI Pub Bldg Auth Genl Rev Ser B (FSA
          Insd)...........................................   7.250%   12/15/10  $  1,110,560
                                                                                ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth Homeowner
          Mtg Ser A.......................................   7.400    07/01/23     1,682,370
                                                                                ------------
          TENNESSEE  2.9%
 12,230   Tennessee Hsg Dev Agy Mtg Fin Ser A.............   7.125    07/01/26    12,849,939
                                                                                ------------
          TEXAS  4.2%
  7,065   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (MBIA Insd)..............................       *    02/15/20     1,396,468
    935   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (Prerefunded @ 02/15/00) (MBIA Insd).....       *    02/15/20       190,067
  4,820   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd)..........................       *    08/15/18     1,321,162
  1,000   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd)..........................       *    08/15/21       224,360
  3,525   Texas Muni Pwr Agy Rev Cap Apprec Rfdg (AMBAC
          Insd)...........................................       *    09/01/07     2,023,914
  8,420   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (Cap Guar Insd)................   5.500    09/01/13     8,378,405
  1,860   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation (Prerefunded @ 01/01/98) (BIGI
          Insd)...........................................   7.875    01/01/08     1,935,535
  2,000   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation (Prerefunded @ 01/01/98) (BIGI
          Insd)...........................................   7.875    01/01/09     2,034,700
  1,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics........   8.200    03/15/21     1,398,937
                                                                                ------------
                                                                                  18,903,548
                                                                                ------------
          UTAH  3.3%
  6,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd) (b)............................   5.750    07/01/19     5,883,780
  5,210   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj............................................   7.900    06/01/17     5,528,018
  3,300   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Cap)..................................   5.500    02/15/17     3,138,036
                                                                                ------------
                                                                                  14,549,834
                                                                                ------------
          WEST VIRGINIA  1.0%
  2,480   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A...........................   8.000    08/01/20     2,666,918
  1,600   West Virginia St Hsg Dev Hsg Fin Ser A..........   7.400    11/01/11     1,658,576
                                                                                ------------
                                                                                   4,325,494
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          WISCONSIN  0.8%
$ 3,500   Wisconsin St Hlth & Edl Fac Auth Rev Meriter
          Hosp Inc (b)....................................   6.000%   12/01/17  $  3,473,015
                                                                                ------------
          PUERTO RICO  0.1%
    365   Puerto Rico Elec Pwr Auth Pwr Ser N.............   7.000    07/01/07       393,996
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $408,040,786) (a).....................................................   439,970,822
SHORT-TERM INVESTMENTS AT AMORTIZED COST  4.3%................................    18,995,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.8%).................................   (12,419,348)
                                                                                ------------
NET ASSETS  100.0%............................................................  $446,546,474
                                                                                ============
*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $408,040,786; the aggregate gross unrealized appreciation is $32,367,804 and the aggregate gross unrealized depreciation is $617,507, resulting in net unrealized appreciation including options transactions of $31,750,297.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long Term Investments, at Market Value (Cost $408,040,786) (Note 1).......  $439,970,822
Short-Term Investments (Note 1)...........................................    18,995,000
Cash......................................................................        84,970
Receivables:
  Interest................................................................     7,261,196
  Securities Sold.........................................................     2,101,433
Options at Market Value (Net premiums paid of $329,739)...................       150,000
Other.....................................................................        15,194
                                                                            ------------
    Total Assets..........................................................  468,578,615
                                                                            ------------
LIABILITIES:
Payables:
  Securities Purchased....................................................    21,260,238
  Income Distributions -- Common and Preferred Shares.....................       253,496
  Investment Advisory Fee (Note 2)........................................       227,427
  Affiliates (Note 2).....................................................        19,890
Accrued Expenses..........................................................       220,372
Deferred Compensation and Retirement Plans (Note 2).......................        50,718
                                                                             ------------
    Total Liabilities.....................................................    22,032,141
                                                                             ------------
NET ASSETS.................................................................  $446,546,474
                                                                             ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000 shares, 330 issued with liquidation preference of $500,000 per share) (Note 6).......  $165,000,000
                                                                             ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 28,168,221 shares issued and outstanding) (Note 3)...........       281,682
Paid in Surplus (Note 3)...................................................   260,521,240
Net Unrealized Appreciation on Securities..................................    31,750,297
Accumulated Undistributed Net Investment Income............................     1,769,980
Accumulated Net Realized Loss on Securities................................   (12,776,725)
                                                                             ------------
    Net Assets Applicable to Common Shares.................................   281,546,474
                                                                             ------------
NET ASSETS.................................................................  $446,546,474
                                                                             ============
NET ASSET VALUE PER COMMON SHARE ($281,546,474 divided by 28,168,221
  shares outstanding)......................................................  $      10.00
                                                                             ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................... $14,824,982
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2).............................   1,339,641
Preferred Share Maintenance (Note 6).........................     233,481
Custody......................................................      62,517
Legal (Note 2)...............................................      21,171
Trustees Fees and Expenses (Note 2)..........................      11,858
Other........................................................     154,320
                                                              -----------
    Total Expenses...........................................   1,822,988
                                                              -----------
NET INVESTMENT INCOME........................................ $13,001,994
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments................................................ $ 1,317,510
  Options....................................................     250,960
                                                              -----------
Net Realized Gain on Securities..............................   1,568,470
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period....................................  26,683,519
                                                              -----------
  End of the Period:
    Investments..............................................  31,930,036
    Options..................................................    (179,739)
                                                              -----------
                                                               31,750,297
                                                              -----------
Net Unrealized Appreciation on Securities During the Period..   5,066,778
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............... $ 6,635,248
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS................... $19,637,242
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended December 31, 1996
                 and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months Ended      Year Ended
                                                    December 31, 1996   June 30, 1996
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $ 13,001,994   $  26,234,758
Net Realized Gain on Securities........................     1,568,470       4,390,254
Net Unrealized Appreciation/Depreciation on
  Securities During the Period.........................     5,066,778      (3,167,431)
                                                         ------------   -------------
Change in Net Assets from Operations...................    19,637,242      27,457,581
                                                         ------------   -------------
Distributions from Net Investment Income:
  Common Shares........................................   (10,115,188)    (21,482,382)
  Preferred Shares.....................................    (2,872,441)     (6,131,780)
                                                         ------------   -------------
Total Distributions....................................   (12,987,629)    (27,614,162)
                                                         ------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     6,649,613        (156,581)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................     1,198,123       2,765,783
                                                         ------------   -------------
TOTAL INCREASE IN NET ASSETS...........................     7,847,736       2,609,202
NET ASSETS:
Beginning of the Period................................   438,698,738     436,089,536
                                                         ------------   -------------
End of the Period (Including accumulated undistributed
  net investment income of $1,769,980 and $1,755,615,
  respectively)........................................  $446,546,474   $ 438,698,738
                                                         ============   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                            Six Months Ended
                                              December 31,     ----------------------------
                                                  1996          1996      1995       1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..............................          $ 9.758    $9.760    $ 9.924    $11.133
                                                    -------    ------    -------    -------
Net Investment Income.....................             .462      .940       .964      1.000
Net Realized and Unrealized Gain/Loss on
  Securities..............................             .237      .048      (.065)    (1.214)
                                                    -------    ------    -------    -------
Total from Investment Operations..........             .699      .988       .899      (.214)
                                                    -------    ------    -------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders...........             .360      .770       .840       .840
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................             .102      .220       .223       .155
  Distributions from and in Excess of Net
    Realized Gain on Securities Paid to
    Common Shareholders (Note 1)..........              -0-       -0-        -0-        -0-
                                                    -------    ------    -------    -------
Total Distributions.......................             .462      .990      1.063       .995
                                                    -------    ------    -------    -------
Net Asset Value, End of the Period........          $ 9.995    $9.758    $ 9.760    $ 9.924
                                                    =======    ======    =======    =======
Market Price Per Share at End of the
  Period..................................          $10.375    $9.875    $11.125    $11.125
Total Investment Return at Market
  Price (b)...............................            8.92%*   (4.27%)     8.59%     (0.05%)
Total Return at Net Asset Value (c).......            6.23%*    8.02%      7.24%     (3.63%)
Net Assets at End of the Period (In
  millions)...............................           $446.5    $438.7     $436.1     $437.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares.............            1.31%     1.31%      1.33%      1.28%
Ratio of Expenses to Average Net Assets...             .82%      .82%       .83%       .82%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)..............................            7.29%     7.26%      7.56%      7.86%
Portfolio Turnover........................              20%*      29%        38%        45%

 * Non-Annualized

** If certain expenses had not been assumed by the Adviser for the period ended June 30, 1989, the Ratio of Expenses to Average Net Assets Applicable to Common Shares would have been 1.07% and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 5.99%.

(a) Net Asset Value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                August 26, 1988
                                                  (Commencement
   Year Ended June 30                             of Investment
---------------------------------------------    Operations) to
       1993      1992      1991      1990         June 30, 1989
   ------------------------------------------------------------

      $10.688   $ 9.805   $ 9.534   $9.767               $9.180
      -------   -------   -------   ------               ------
        1.078     1.095     1.093    1.070                 .766

         .520      .848      .295    (.229)                .559
      -------   -------   -------   ------               ------
        1.598     1.943     1.388     .841                1.325
      -------   -------   -------   ------               ------



         .829      .791      .725     .685                 .501


         .162      .238      .337     .389                 .237


         .162      .031      .055      -0-                  -0-
      -------   -------   -------   ------               ------
        1.153     1.060     1.117    1.074                 .738
      -------   -------   -------   ------               ------
      $11.133   $10.688   $ 9.805   $9.534               $9.767
      =======   =======   =======   ======               ======

      $12.000   $11.375   $10.125   $9.250               $9.500

       15.20%    21.65%    18.71%    4.65%                 .10%*
       13.97%    18.08%    11.61%    4.76%               10.62%*

       $467.9    $452.7    $426.7   $418.3               $424.4

        1.25%     1.35%     1.46%    1.43%                 .92%**
         .80%      .84%      .89%     .87%                  N/A


        8.41%     8.41%     7.88%    7.11%                6.15%**
          45%       27%       69%     116%                  90%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $14,345,195 which will expire between June 30, 2002 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1996, the Trust recognized expenses of approximately $50,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At December 31, 1996 and June 30, 1996, common share paid in surplus aggregated $260,521,240 and $259,324,321, respectively.

    Transactions in common shares were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 1996    JUNE 30, 1996
------------------------------------------------------------------------------
Beginning Shares...........................    28,047,767         27,775,981
Shares Issued Through Dividend
  Reinvestment.............................       120,454            271,786
                                            -------------        -----------
Ending Shares..............................    28,168,221         28,047,767
                                            =============        ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $87,449,182 and $85,884,510, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1996, were as follows:

                                                    Contracts     Premium
--------------------------------------------------------------------------
Outstanding at June 30, 1996....................       -0-       $     -0-
Options Written and Purchased (Net).............       950        (843,604)
Options Terminated in Closing Transactions
  (Net).........................................      (300)        521,952
Options Expired (Net)...........................      (450)         (8,087)
                                                    ------       ---------
Outstanding at December 31, 1996................       200       $(329,739)
                                                    ======       =========

    The related futures contracts of the outstanding option transactions as of December 31, 1996, and the description and market value are as follows:

                                                                         Market
                                                   Expiration Month/    Value of
                                    Contracts       Exercise Price      Options
--------------------------------------------------------------------------------
U.S. Treasury Bond Future
  March 1997 Purchased Put.........    200              Feb/110         $150,000
                                    ------                              --------

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on December 31, 1996, was 3.521%. During the six months ended December 31, 1996, the rates ranged from 3.365% to 3.650%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 21,061,949 shares voted for the proposal, 488,542 shares voted against, 869,432 shares abstained and 1,216,697 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 13,722,392 shares voted for the proposal, 614,234 shares voted against, 928,971 shares abstained and 8,371,023 shares represented broker non-votes.